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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): APRIL 11, 2001
                                                         ----------------



                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



         DELAWARE                        333-56365               13-3725229
----------------------------      -----------------------    -------------------
(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)            Identification No.)



      521 EAST MOREHEAD STREET, SUITE 250, CHARLOTTE, NORTH CAROLINA 28202
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
                                                           ---------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report):





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Item 5. Other Events

      On April 11, 2001, FairPoint Communications, Inc. (the "Company") issued a press release (the "Press Release") announcing that both the Company's and its competitive communications subsidiary, FairPoint Communications Solutions Corp., had amended their respective senior credit facilities. The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.
      Exhibits 99.1 Press Release, dated April 11, 2001.








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                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FAIRPOINT COMMUNICATIONS, INC.


                                   By:    /s/ Walter E. Leach, Jr.
                                        ---------------------------------
                                        Name:  Walter E. Leach, Jr.
                                        Title: Senior Vice President and
                                               Chief Financial Officer


Date: April 12, 2001